UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004


                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         1-9971                 911413284
(State or other Jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)


717 Texas Avenue, Suite 2100, Houston, Texas                      77002
  (Address of principal executive offices)                     (Zip Code)

                                  713-624-9500
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)



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Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2004, a subcommittee of the board of directors of Burlington Resources Inc. amended certain of the Company's compensation plans (including without limitation the plans listed below) as of December 31, 2004 to provide that such provisions apply only to amounts deferred and credited thereunder on or before December 31, 2004, together with interest credited with respect to such amounts thereafter:

     o The Deferred Compensation Plan, dated October 9, 1996, as amended and restated;

     o    The Incentive Compensation Plan, dated January 1, 2001, as amended;

     o The 2001 Performance Share Unit Plan, dated January 1, 2001, as amended;

     o    The 2002 Stock Incentive Plan, dated April 17, 2002, as amended;

     o The Supplemental Benefits Plan, dated January 1, 1989, as amended and restated;

     o The Compensation Plan for Non-Employee Directors, dated October 9, 1996; and

     o    The Phantom Stock Plan for Non-Employee Directors, dated March 21,
          1996.











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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BURLINGTON RESOURCES INC.



Date:  December 28, 2004              By:   /s/  Frederick J. Plaeger
                                            -----------------------------------
                                            Name:   Frederick J. Plaeger
                                            Title:  Vice President and
                                                    General Counsel